                                                                    EXHIBIT 99.6
-------------------------------------------------------------------------------
                                                       MONTHLY OPERATING REPORT
 --------------------------------------
 CASE  NAME: OK TURBINES, INC.
 --------------------------------------                ACCRUAL BASIS

 --------------------------------------
 CASE  NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
 --------------------------------------

 --------------------------------------
 JUDGE:  BARBARA J. HOUSER
 --------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF TEXAS

                               SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                        MONTH ENDING: JANUARY 31, 2001

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE  PARTY:

    /s/ Drew Keith                                Chief Financial Officer
  ----------------------------------          ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY           TITLE

 Drew Keith                                       2/20/2001
 -----------------------------------          ---------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                DATE

 PREPARER:

    /s/ Jessica L. Wilson                         Chief Accounting Officer
 -----------------------------------          ---------------------------------
 ORIGINAL SIGNATURE OF PREPARER                   TITLE

 Jessica L. Wilson                                2/20/2001
 -----------------------------------          ---------------------------------
 PRINTED NAME OF PREPARER                         DATE


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       MONTHLY OPERATING REPORT

 --------------------------------------
 CASE  NAME: OK TURBINES, INC.
 --------------------------------------                  ACCRUAL BASIS-1

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
 --------------------------------------


   -----------------------------------------
   COMPARATIVE  BALANCE  SHEET
   ---------------------------------------------------------------------------------------------------------
                                                        SCHEDULE           MONTH        MONTH        MONTH
                                                                  ------------------------------------------
   ASSETS                                                AMOUNT      January 2001
   ---------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED  CASH                           $299,835          $391,906         $0            $0
   ---------------------------------------------------------------------------------------------------------
   2.      RESTRICTED  CASH                                   $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   3.      TOTAL  CASH                                  $299,835          $391,906         $0            $0
   ---------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS  RECEIVABLE  (NET)                  $569,077          $555,158         $0            $0
   ---------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                  $4,135,448        $4,474,684         $0            $0
   ---------------------------------------------------------------------------------------------------------
   6.      NOTES  RECEIVABLE                                  $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   7.      PREPAID  EXPENSES                                  $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   8.      OTHER  (ATTACH  LIST)                         $30,000       ($1,072,548)        $0            $0
   ---------------------------------------------------------------------------------------------------------
   9.      TOTAL  CURRENT  ASSETS                     $5,034,360        $4,349,200         $0            $0
   ---------------------------------------------------------------------------------------------------------
   10.     PROPERTY,  PLANT  &  EQUIPMENT               $474,012          $604,473         $0            $0
   ---------------------------------------------------------------------------------------------------------
   11.     LESS:  ACCUMULATED
           DEPRECIATION / DEPLETION                           $0          $130,216         $0            $0
   ---------------------------------------------------------------------------------------------------------
   12.     NET  PROPERTY,  PLANT  &
           EQUIPMENT                                    $474,012          $474,257         $0            $0
   ---------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                                  $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   14.     OTHER  ASSETS  -  NET  OF
           AMORTIZATION  (ATTACH  LIST)                       $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                                $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                               $5,508,372        $4,823,457         $0            $0
   ---------------------------------------------------------------------------------------------------------
   POSTPETITION  LIABILITIES
   ---------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS  PAYABLE                                               $22,921         $0            $0
   ---------------------------------------------------------------------------------------------------------
   18.     TAXES  PAYABLE                                                       $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   19.     NOTES  PAYABLE                                                       $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL  FEES                                                   $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   21.     SECURED  DEBT                                                        $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   22.     OTHER  (ATTACH  LIST)                                                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   23.     TOTAL  POSTPETITION
           LIABILITIES                                                     $22,921         $0            $0
   ---------------------------------------------------------------------------------------------------------
   PREPETITION  LIABILITIES
   ---------------------------------------------------------------------------------------------------------
   24.     SECURED  DEBT                                      $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
           -------------------------------------------------------------------------------------------------
   25.     PRIORITY  DEBT                                $28,268                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   26.     UNSECURED  DEBT                              $493,554          $522,629         $0            $0
   ---------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                                $0                $0         $0            $0
   ---------------------------------------------------------------------------------------------------------
   28.     TOTAL  PREPETITION  LIABILITIES              $521,822          $522,629         $0            $0
   ---------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                            $521,822          $545,550         $0            $0
   ---------------------------------------------------------------------------------------------------------
   EQUITY
   ---------------------------------------------------------------------------------------------------------
   30.     PREPETITION  OWNERS'  EQUITY                                 $3,790,619         $0            $0
   ---------------------------------------------------------------------------------------------------------
   31.     POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                             $487,288         $0            $0
   ---------------------------------------------------------------------------------------------------------
   32.     DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)
   ---------------------------------------------------------------------------------------------------------
   33.     TOTAL  EQUITY                                      $0        $4,277,907         $0            $0
   ---------------------------------------------------------------------------------------------------------
   34.     TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                              $521,822        $4,823,457         $0            $0
   ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================
                                                       MONTHLY OPERATING REPORT

 --------------------------------------
   CASE  NAME: OK TURBINES, INC.                       ACCRUAL BASIS-2
 --------------------------------------

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
 --------------------------------------


   ----------------------------------------------------------
   INCOME STATEMENT
   --------------------------------------------------------------------------------------------------------------
                                                          MONTH           MONTH      MONTH               QUARTER
                                                                                                          TOTAL
                                                  ---------------------------------------------------------------
   REVENUES                                            January 2001
   --------------------------------------------------------------------------------------------------------------
   1.     GROSS  REVENUES                                  $384,607          $0         $0              $384,607
   --------------------------------------------------------------------------------------------------------------
   2.     LESS:  RETURNS & DISCOUNTS                       $      0          $0         $0                    $0
   --------------------------------------------------------------------------------------------------------------
   3.     NET  REVENUE                                     $384,607          $0         $0              $384,607
   --------------------------------------------------------------------------------------------------------------
   COST  OF  GOODS  SOLD
   --------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                         $219,464          $0         $0              $219,464
   --------------------------------------------------------------------------------------------------------------
   5.     DIRECT  LABOR                                    $ 47,684          $0         $0              $ 47,684
   --------------------------------------------------------------------------------------------------------------
   6.     DIRECT  OVERHEAD                                 $ 12,273          $0         $0              $ 12,273
   --------------------------------------------------------------------------------------------------------------
   7.     TOTAL  COST  OF  GOODS  SOLD                     $279,421          $0         $0              $279,421
   --------------------------------------------------------------------------------------------------------------
   8.     GROSS  PROFIT                                    $105,186          $0         $0              $105,186
   --------------------------------------------------------------------------------------------------------------
   OPERATING  EXPENSES
   --------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER  COMPENSATION                  $  4,615          $0         $0              $  4,615
   --------------------------------------------------------------------------------------------------------------
   10.    SELLING  &  MARKETING                            $    332          $0         $0              $    332
   --------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                         $ 28,821          $0         $0              $ 28,821
   --------------------------------------------------------------------------------------------------------------
   12.    RENT  &  LEASE                                   $  3,387          $0         $0              $  3,387
   --------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                              $    735          $0         $0              $    735
   --------------------------------------------------------------------------------------------------------------
   14.    TOTAL  OPERATING  EXPENSES                       $ 37,890          $0         $0              $ 37,890
   --------------------------------------------------------------------------------------------------------------
   15.    INCOME  BEFORE  NON-OPERATING
          INCOME & EXPENSE                                 $ 67,296          $0         $0              $ 67,296
   --------------------------------------------------------------------------------------------------------------
   OTHER  INCOME  &  EXPENSES
   --------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT.  LIST)                $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT.  LIST)               $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   18.    INTEREST  EXPENSE                                $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                         $  4,272          $0         $0              $  4,272
   --------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                     $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                              $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   22.    NET  OTHER INCOME & EXPENSES                     $  4,272          $0         $0              $  4,272
   --------------------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES
   --------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL  FEES                               $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   24.    U.S.  TRUSTEE  FEES                              $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                              $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   26.    TOTAL  REORGANIZATION  EXPENSES                  $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   27.    INCOME  TAX                                      $      0          $0         $0              $      0
   --------------------------------------------------------------------------------------------------------------
   28.    NET  PROFIT  (LOSS)                              $ 63,024          $0         $0              $ 63,024
   --------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------
                                                  MONTHLY OPERATING REPORT

 --------------------------------------
   CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-3
 --------------------------------------

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
 --------------------------------------


   -----------------------------------------------------------------------------------------------------------------
   CASH  RECEIPTS  AND                                    MONTH           MONTH       MONTH                QUARTER
                                                                                                            TOTAL
                                                   -----------------------------------------------------------------
   DISBURSEMENTS                                       January 2001
   -----------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING  OF  MONTH                      $ 68,784          $0          $0                $ 68,784
   -----------------------------------------------------------------------------------------------------------------
   RECEIPTS  FROM  OPERATIONS
   -----------------------------------------------------------------------------------------------------------------
   2.     CASH  SALES                                      $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   COLLECTION  OF  ACCOUNTS  RECEIVABLE
   -----------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                      $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                     $547,565          $0          $0                $547,565
   -----------------------------------------------------------------------------------------------------------------
   5.     TOTAL  OPERATING  RECEIPTS                       $547,565          $0          $0                $547,565
   -----------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -----------------------------------------------------------------------------------------------------------------
   6.     LOANS  &  ADVANCES  (ATTACH  LIST)               $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   7.     SALE  OF  ASSETS                                 $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   8.     OTHER  (ATTACH  LIST)                            $  1,151          $0          $0                $  1,151
   -----------------------------------------------------------------------------------------------------------------
   9.     TOTAL  NON-OPERATING  RECEIPTS                   $  1,151          $0          $0                $  1,151
   -----------------------------------------------------------------------------------------------------------------
   10.    TOTAL  RECEIPTS                                  $548,716          $0          $0                $548,716
   -----------------------------------------------------------------------------------------------------------------
   11.    TOTAL  CASH  AVAILABLE                           $617,500          $0          $0                $617,500
   -----------------------------------------------------------------------------------------------------------------
   OPERATING  DISBURSEMENTS
   -----------------------------------------------------------------------------------------------------------------
   12.    NET  PAYROLL                                     $ 79,281          $0          $0                $ 79,281
   -----------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                               $  5,278          $0          $0                $  5,278
   -----------------------------------------------------------------------------------------------------------------
   14.    SALES,  USE  &  OTHER  TAXES  PAID               $  1,957          $0          $0                $  1,957
   -----------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                        $  2,927          $0          $0                $  2,927
   -----------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                        $  3,876          $0          $0                $  3,876
   -----------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                        $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   18.    INVENTORY  PURCHASES                             $ 47,383          $0          $0                $ 47,383
   -----------------------------------------------------------------------------------------------------------------
   19.    VEHICLE  EXPENSES                                $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                           $  3,130          $0          $0                $  3,130
   -----------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                    $    214          $0          $0                $    214
   -----------------------------------------------------------------------------------------------------------------
   22.    REPAIRS  &  MAINTENANCE                          $ 56,724          $0          $0                $ 56,724
   -----------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                         $  4,915          $0          $0                $  4,915
   -----------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                      $    344          $0          $0                $    344
   -----------------------------------------------------------------------------------------------------------------
   25.    OTHER  (ATTACH  LIST)                            $ 14,565          $0          $0                $ 14,565
   -----------------------------------------------------------------------------------------------------------------
   26.    TOTAL  OPERATING  DISBURSEMENTS                  $220,594          $0          $0                $220,594
   -----------------------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES
   -----------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL  FEES                               $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   28.    U.S.  TRUSTEE  FEES                              $  5,000          $0          $0                $  5,000
   -----------------------------------------------------------------------------------------------------------------
   29.    OTHER  (ATTACH  LIST)                            $      0          $0          $0                $      0
   -----------------------------------------------------------------------------------------------------------------
   30.    TOTAL  REORGANIZATION  EXPENSES                  $  5,000          $0          $0                $  5,000
   -----------------------------------------------------------------------------------------------------------------
   31.    TOTAL  DISBURSEMENTS                             $225,594          $0          $0                $225,594
   -----------------------------------------------------------------------------------------------------------------
   32.    NET  CASH  FLOW                                  $323,122          $0          $0                $323,122
   -----------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                              $391,906          $0          $0                $391,906
   -----------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------
                                                 MONTHLY OPERATING REPORT

 --------------------------------------
   CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-4
 --------------------------------------

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
 --------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
                                                                     SCHEDULE              MONTH             MONTH        MONTH
                                                                                   --------------------------------------------
   ACCOUNTS  RECEIVABLE  AGING                                        AMOUNT               January 2001
   ----------------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                                            $274,729            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                                           $ 57,832            $0           $0
   ---------------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                                           $ 34,373            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------
   4.      91+                                                                             $197,662            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL  ACCOUNTS  RECEIVABLE                                   $0                $564,596            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                                               $  9,438            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS  RECEIVABLE  (NET)                                   $0                $555,158            $0           $0
   ----------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
   AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                   MONTH:      January 2001
                                                                 -------------------------------------
   -----------------------------------------------------------------------------------------------------
                                                 0-30             31-60     61-90    91+
   TAXES  PAYABLE                                DAYS             DAYS      DAYS     DAYS         TOTAL
   -----------------------------------------------------------------------------------------------------
   1.      FEDERAL                                  $0              $0       $0       $0             $0
   -----------------------------------------------------------------------------------------------------
   2.      STATE                                    $0              $0       $0       $0             $0
   -----------------------------------------------------------------------------------------------------
   3.      LOCAL                                    $0              $0       $0       $0             $0
   -----------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                      $0              $0       $0       $0             $0
   -----------------------------------------------------------------------------------------------------
   5.      TOTAL  TAXES  PAYABLE                    $0              $0       $0       $0             $0
   -----------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------
   6.      ACCOUNTS  PAYABLE                   $22,905              $0       $0      $16        $22,921
   -----------------------------------------------------------------------------------------------------

   -----------------------------------
   STATUS  OF  POSTPETITION  TAXES                                       MONTH:      January 2001
                                                                        ----------------------------------
   -------------------------------------------------------------------------------------------------------------
                                                          BEGINNING          AMOUNT                      ENDING
                                                             TAX          WITHHELD AND/     AMOUNT         TAX
   FEDERAL                                                LIABILITY*       0R ACCRUED        PAID       LIABILITY
   ------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                         $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                       $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                       $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                          $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   5.      INCOME                                                $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                   $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   7.      TOTAL  FEDERAL  TAXES                                 $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   STATE  AND  LOCAL
   ------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                           $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   9.      SALES                                                 $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                                $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                          $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   12.     REAL  PROPERTY                                        $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   13.     PERSONAL  PROPERTY                                    $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                   $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   15.     TOTAL  STATE  &  LOCAL                                $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------
   16.     TOTAL  TAXES                                          $0              $0           $0            $0
   ------------------------------------------------------------------------------------------------------------


   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                 MONTHLY OPERATING REPORT

 --------------------------------------
   CASE  NAME: OK TURBINES, INC.                     ACCRUAL BASIS-5
 --------------------------------------

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                  02/13/95, RWD, 2/96
 --------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:      January 2001
                                           --------------------------------

   ------------------------------------------
   BANK  RECONCILIATIONS
                                                      Account #1             Account #2           Account #3
   ---------------------------------------------------------------------------------------------------------------
   A.          BANK:                                 Bank of America      Bank of America      Bank of America
   ---------------------------------------------------------------------------------------------------------------
   B.           ACCOUNT  NUMBER:                       15819-20089          00127-09156          00129-09155           TOTAL
   ---------------------------------------------------------------------------------------------------------------
   C.           PURPOSE  (TYPE):                        Operating             Payroll             Operating
   -------------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE  PER  BANK  STATEMENT                $428,426                   $0                   $0           $428,426
   -------------------------------------------------------------------------------------------------------------------------------
   2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED         $      0                   $0                   $0           $      0
   -------------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT:  OUTSTANDING  CHECKS               $ 36,845                   $0                   $0           $ 36,845
   -------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER  RECONCILING  ITEMS                    $      0                   $0                   $0           $      0
   -------------------------------------------------------------------------------------------------------------------------------
   5.      MONTH  END  BALANCE  PER  BOOKS              $391,581                   $0                   $0           $391,581
   -------------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER  OF  LAST  CHECK  WRITTEN               5994            Account closed       Account closed
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------
   INVESTMENT ACCOUNTS
   ------------------------------------------------------------------------------------------------------------------------
                                                                        DATE OF        TYPE OF         PURCHASE     CURRENT
   BANK,  ACCOUNT  NAME  &  NUMBER                                     PURCHASE       INSTRUMENT        PRICE        VALUE
   ------------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ------------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL  INVESTMENTS                                                                              $0           $0
   ------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------
   CASH
   ------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                           $325
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL  CASH  -  END  OF MONTH                                                                          $391,906
   ------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     MONTHLY OPERATING REPORT
 --------------------------------------
  CASE  NAME: OK TURBINES, INC.                        ACCRUAL BASIS-6
 --------------------------------------

 --------------------------------------
  CASE  NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
 --------------------------------------

                                       MONTH:              January 2001

  -----------------------------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  -----------------------------------------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
  TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------------------------------------
                                              INSIDERS
  -------------------------------------------------------------------------------------------------
                                         TYPE OF                 AMOUNT            TOTAL PAID
                NAME                     PAYMENT                  PAID               TO DATE
  -------------------------------------------------------------------------------------------------
  1.   GREGG NIMMO               Reimbursment                           $2,004             $25,015
  -------------------------------------------------------------------------------------------------
  2.   GREGG NIMMO               Salary                                 $4,615             $66,059
  -------------------------------------------------------------------------------------------------
  3.
  -------------------------------------------------------------------------------------------------
  4.
  -------------------------------------------------------------------------------------------------
  5.
  -------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  INSIDERS                                                     $6,619             $91,074
  -------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------
                          PROFESSIONALS
  ------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                    TOTAL
                                    ORDER AUTHORIZING      AMOUNT      AMOUNT       TOTAL PAID       INCURRED
                     NAME                PAYMENT          APPROVED      PAID          TO DATE       & UNPAID *
  ------------------------------------------------------------------------------------------------------------------
  1.   N/A
  ------------------------------------------------------------------------------------------------------------------
  2.   N/A
  ------------------------------------------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  PROFESSIONALS                                      $0          $0             $0              $0
  ------------------------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

  -----------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

  -----------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED             AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                     NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   City of Hollister - Building Rent                         $2,395              $2,334                  $0
  ---------------------------------------------------------------------------------------------------------------------
  2.   Other                                                    various              $  592                  $0
  ---------------------------------------------------------------------------------------------------------------------
  3.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  4.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  5.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                     $2,395              $2,926                  $0
  ---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     MONTHLY OPERATING REPORT

 --------------------------------------
   CASE  NAME: OK TURBINES, INC.                         ACCRUAL  BASIS-7
 --------------------------------------

 --------------------------------------
   CASE  NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
 --------------------------------------

                                                      MONTH: January 2001
                                                            -----------------

   --------------------------------------------------
   QUESTIONNAIRE
   ----------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
   ----------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                  X
   ----------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                            X
   ----------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                                      X
   ----------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                                X
   ----------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                                X
   ----------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X
   ----------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                                             X
   ----------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X
   ----------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X
   ----------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                                           X
   ----------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                                     X
   ----------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
   ----------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   --------------------------------------------------
   INSURANCE
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YES                NO
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
   -------------------------------------------------------------------------------------------------------------------------------
   2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                      X
   -------------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE  ITEMIZE  POLICIES  BELOW.
   -------------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
                                                                      INSTALLMENT  PAYMENTS
   -------------------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                           PAYMENT AMOUNT
                POLICY                            CARRIER                 PERIOD COVERED            & FREQUENCY
   -------------------------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CASE  NAME: OK TURBINES, INC.

CASE  NUMBER: 400-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                        January 2001

8.    OTHER  (ATTACH  LIST)                             $ (1,072,548)Reported
                                          ---------------------------
           Intercompany Receivables                       (1,144,492)
           Uncollectible A/R                                   9,438
           Security Deposit                                   62,506
                                          ---------------------------
                                                          (1,072,548)Detail
                                          ---------------------------
                                                                -    Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                  $ 1,151 Reported
                                          ---------------------------
           Void checks and refunds                             1,151 Detail
                                          ---------------------------
                                                               -     Difference

25.   OTHER  (ATTACH  LIST)                                   14,565 Reported
                                          ---------------------------
           Freight                                             6,665
           Fuel                                                -
           Licenses and Fees                                      75
           Training                                            3,835
           Outside Services                                      133
           Penalty and NSF                                     1,275
           Bank Fee                                               47
           Misc                                                   28
           Subscription                                        2,507
                                          ---------------------------
                                                              14,565 Detail
                                          ---------------------------
                                                                   - Difference

===============================================================================


 --------------------------------------
    CASE  NAME: OK TURBINES, INC.                    FOOTNOTES SUPPLEMENT
 --------------------------------------

 --------------------------------------
    CASE  NUMBER: 400-42146-BJH-11                        ACCRUAL BASIS
 --------------------------------------

                                              MONTH:          January 2001
                                             --------------------------------


    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3                      12        All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    -----------------------------------------------------------------------------------------------------------------
                                     13           42142) and allocated to the Company. Related payroll
    -----------------------------------------------------------------------------------------------------------------
                                                  taxes are disbursed out of and reported at KH Charters.
    -----------------------------------------------------------------------------------------------------------------

              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

===============================================================================